Consolidated Statements of Income (Unaudited) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Self-storage rental income	$ 2,378,997	$ 2,438,054
Ancillary operating revenue	188,228	176,511
Interest and other income	55	22,904
TOTAL	2,567,280	2,637,469
EXPENSES:
Depreciation	19,307	18,215
Operating	1,143,755	1,178,022
General and administrative	358,922	318,750
General partners' incentive management fee	78,476	83,708
Property management fee	126,039	129,190
TOTAL	1,726,499	1,727,885
NET INCOME	840,781	909,584
LESS: net income attributable to the non-controlling interest	(67,315)	(79,331)
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP	773,466	830,253
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP ALLOCATED TO:
General partners	7,735	8,303
Limited partners	765,731	821,950
TOTAL	773,466	830,253
Weighted average limited partnership units outstanding	30,693	30,693
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 24.95	$ 26.78